UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 25, 2010
Date of Report (Date of earliest event reported)
PRGX Global, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Georgia
(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805

(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949

(Address of Principal Executive Offices)	(Zip Code)
770-779-3900

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     PRGX Global, Inc. (the “Company”) is filing this Form 8-K to disclose financial information for the Company’s four quarterly periods ended December 31, 2009 which reflects reclassifications in our unaudited financial information as a result of changes to the Company’s reportable segments which were adopted in the fourth quarter of 2009. As described in our Form 10-K filed March 29, 2010, we revised our reportable segments during the fourth quarter of 2009 to reflect the Company’s current management and operational structure. As a result of this revision, our four operating segments are as follows:
     Recovery Audit Services — Americas
     The Recovery Audit Services — Americas segment represents recovery audit services (other than healthcare recovery audit services) provided in the United States of America, Canada and Latin America.
     Recovery Audit Services — Europe/Asia-Pacific
     The Recovery Audit Services — Europe/Asia-Pacific segment represents recovery audit services (other than healthcare recovery audit services) provided in Europe, Asia and the Pacific region.
     New Services
     The New Services segment represents services to healthcare organizations, including recovery audit services, business analytics and advisory services.
     Corporate Support
     The Company includes the unallocated portion of corporate selling, general and administrative expenses not specifically attributable to the Recovery Audit Services and New Services segments in a segment referred to as Corporate Support.
     To assist investors in comparing the Company’s historical segment financial information with its current segment financial information, unaudited selected segment financial information for each of the four quarters of the year ended December 31, 2009 has been reclassified to reflect the new operating segments and furnished with this report as Exhibit 99.1 and incorporated by reference herein. The Company’s consolidated financial statements covering periods beginning on January 1, 2010 reflect modifications to our previous reportable segments resulting from this revision, including reclassification of all comparative prior period segment information.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 25, 2010, Lee Gentry, the Company’s Controller and Principal Accounting Officer, informed the Company that he will be leaving the Company at the end of July to pursue another opportunity. Upon Mr. Gentry’s departure, Robert Lee, the Company’s Chief Financial Officer and Treasurer, will assume the additional roles and responsibilities of Controller and Principal Accounting Officer until such time as Mr. Gentry’s successor is identified.
Item 7.01. Regulation FD Disclosure.
     The information described under “Item 2.02. Results of Operations and Financial Condition” is hereby incorporated by reference to this Item 7.01.
     The information in Item 7.01 and Item 2.02 of this Form 8-K and the exhibit attached hereto will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act (the “Exchange Act”), or otherwise subject to the liabilities of each such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are filed herewith:

99.1	PRGX Global, Inc. 2009 unaudited selected segment financial information.

SIGNATURES
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.
By:	/s/ Robert B. Lee
Robert B. Lee
Chief Financial Officer and Treasurer

Dated: July 1, 2010

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	PRGX Global, Inc. 2009 unaudited selected financial information.